UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

ff the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 18, 2026

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road Canton, MA	02021
(Address of principal executive offices)	(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ORGO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2026, the board of directors of Organogenesis Holdings Inc. (the “Company”) appointed Patrick McGuire, 40, to serve as Chief Accounting Officer and principal accounting officer of the Company, effective immediately.

Patrick McGuire previously served as the Company’s Vice President, Corporate Controller since September 2023. Prior to joining the Company, Mr. McGuire was the Corporate Controller at Cynosure, LLC from July 2022 to September 2023 and worked at PricewaterhouseCoopers LLP for over thirteen years in various roles, with an emphasis on pharmaceutical, life sciences and medical device organizations, most recently as a Director from July 2019 to July 2022. Mr. McGuire holds a B.A. in Economics and Accounting from the College of the Holy Cross and is a licensed Certified Public Accountant in the state of Massachusetts.

In connection with Mr. McGuire’s appointment as Chief Accounting Officer and principal accounting officer, his annual base salary was increased to $345,000. No other changes to Mr. McGuire’s existing compensation arrangements were made in connection with his appointment.

There are no family relationships between Mr. McGuire and any Company director or executive officer, and no arrangements or understandings between Mr. McGuire and any other person pursuant to which he was selected as Chief Accounting Officer and principal accounting officer. Mr. McGuire is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Concurrently with Mr. McGuire’s appointment on February 18, 2026, David Francisco will cease to serve as the Company’s principal accounting officer and will continue to serve as the Company’s Chief Financial Officer, as well as the Company’s principal financial officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

	By:	/s/ Lori Freedman
	Name:	Lori Freedman
	Title:	Chief Administrative and Legal Officer

Date: February 23, 2026